UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2020

Hi-Crush Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35630	90-0840530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd., Suite 600

Houston, Texas 77056

(Address of Principal Executive Offices and Zip Code)

(713) 980-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol*	Name of each exchange on which registered*
Common stock, par value $0.01 per share	HCRSQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	On July 14, 2020, the New York Stock Exchange (“NYSE”) notified Hi-Crush Inc. (the “Company”) that the NYSE would apply to the Securities and Exchange Commission to delist the common stock of the Company upon completion of all applicable procedures.

Item 1.01	Entry into Material Definitive Agreement.

As previously disclosed, on July 12, 2020, Hi-Crush Inc. (the “Company” or “we”) and each of its direct and indirect wholly-owned domestic subsidiaries (collectively with the Company, the “Debtors”) commenced voluntary cases under Chapter 11 (the “Chapter 11 Cases”) of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). In connection with the Chapter 11 Cases, the Debtors filed a motion for approval of two debtor-in-possession financing facilities, and on July 13, 2020, the Bankruptcy Court approved such motion and entered into an order approving the financings (the “DIP Order”).

In accordance with the DIP Order, on July 14, 2020, the Company, as borrower, and the other Debtors, as guarantors, entered into (i) a $25 million Senior Secured Debtor-in-Possession Credit Agreement (the “DIP ABL Facility”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, and (ii) a $40 million Senior Secured Debtor-in-Possession Term Loan Credit Agreement (the “DIP Term Loan Facility”, and together with the DIP ABL Facility, the “DIP Facilities”) with Cantor Fitzgerald Securities, as administrative agent, and the lenders party thereto.

The terms of the DIP Facilities were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 13, 2020, which description is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

The foregoing description of the DIP Facilities does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Facilities, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K and under the heading “DIP Facilities” in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 13, 2020 is incorporated herein by reference. This description does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Credit Facilities, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1

*Senior Secured Debtor-In-Possession Credit Agreement, dated as of July 14, 2020, by and among Hi-Crush Inc., as borrower, JPMorgan Chase Bank, N.A., as administrative agent, Zions Bancorporation, N.A. DBA Amegy Bank, as an issuing lender, and the lenders party thereto.

10.2

*Senior Secured Debtor-In-Possession Term Loan Credit Agreement, dated as of July 14, 2020, by and among Hi-Crush Inc., as borrower, Cantor Fitzgerald Securities, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Inc.

Date: July 16, 2020	By:	/s/ J. Philip McCormick, Jr.
J. Philip McCormick, Jr.
Chief Financial Officer

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